The

Municipal Target
Term Trust Inc.

Annual Report
December 31, 2001

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

ANNUAL REPORT TO SHAREHOLDERS

REPORT OF INVESTMENT ADVISOR

     January 31, 2002

Dear Shareholder:

Economic activity slowed significantly during the year, continuing the downturn that began in March 2000. The September 11 attacks on the World Trade Center and the Pentagon accelerated this decline by injecting fear and further uncertainty into an already weak economy. In response to the dramatic slowdown in the U.S. economy, the Federal Reserve Board aggressively lowered interest rates over the year. The Federal Open Market Committee (“FOMC”) cut interest rates eleven times in 2001, reducing interest rates by 4.75%, bringing the current Federal Funds rate to 1.75%, its lowest level since September 1961.

     The weakening U.S. economic environment and the accompanying Federal Reserve activity have had a positive effect on the fixed income markets. Virtually all sectors of the domestic fixed income market posted positive returns over the year. As short-term interest rates declined faster than long-term interest rates over the year, the yield curve reached historically steep levels, making it a very attractive environment for leveraged bond funds. Because these funds borrow at short-term rates and invest in longer-term securities, the amount they earn grows as the difference between short-term and long-term rates increases. Furthermore, economic indicators continue to suggest that inflation should remain benign, which should support high-quality fixed income securities, especially those with longer maturities.

     While still relatively weak, economic activity in the second half of the fourth quarter started to recover, leading many consumers and investors to be hopeful of a V-shaped economic recovery. While we concur that some level of recovery is underway, we are more cautious than the consensus with regard to the magnitude and timing of the recovery. Our view is that any recovery this year will be moderate, as corporate profits will remain under pressure as a result of lower capital spending, excess capacity and lack of pricing power. Continued pressure on profits will likely lead to additional job cuts, which will create an even more difficult environment for consumers, given their already high level of debt. Given our outlook, we expect a period of prolonged lower interest rates and have positioned the portfolios to take advantage of these low rates. These low short-term rates, coupled with little movement on the long end of the municipal yield curve over the year, have the yield curve at its steepest levels in a decade. As such, we find longer maturities between the 15-year and 20-year part of the curve the most attractive as we can use these maturities to best take advantage of the steepness of the curve. In addition, we expect higher quality and higher coupon securities to perform well as retail investors continue to spark demand for these products in 2002 as they did in 2001.

     This annual report contains a summary of market conditions during the annual period and a review of portfolio strategy by your Trust’s managers in addition to the Trust’s audited financial statements and a listing of the Portfolio’s holdings. Continued thanks for your confidence in BlackRock. We appreciate the opportunity to help you achieve your long-term investment goals.

Sincerely,

Laurence D. Fink	Ralph L. Schlosstein
Chairman	President

     January 31, 2002

Dear Shareholder:

We are pleased to present the audited annual report for The BlackRock Municipal Target Term Trust Inc. (the “Trust”) for the fiscal year ended December 31, 2001. We would like to take this opportunity to review the Trust’s stock price and net asset value (NAV) change, summarize developments in the fixed income markets and discuss recent portfolio management activity.

     The Trust is a diversified, actively managed closed-end bond fund whose shares are traded on the New York Stock Exchange under the symbol “BMN”. The Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and return $10 per common share (an amount equal to the Trust’s initial public offering price) to holders of common shares on or about December 31, 2006. The Trust seeks to achieve these objectives by investing in high credit quality (“AAA” or insured to “AAA”) tax-exempt general obligation and revenue bonds issued by city, county and state municipalities throughout the United States.

The table below summarizes the changes in the Trust’s stock price and net asset value:

	12/31/01	12/31/00	Change	High	Low

Stock Price	$10.40	$9.9375	4.65%	$10.73	$10.063

Net Asset Value (NAV)	$10.57	$10.67	(0.94)%	$11.02	$10.54

The Fixed Income Markets

     Investor hopes for a soft landing quickly turned to fears of a recession as the U.S. economy rapidly deteriorated over the year. Prior to the events of September 11, our economic outlook envisioned an extended period of sluggish growth, with the risk of a more severe deterioration if consumer confidence and spending declined by any considerable degree. Economic data prior to the attacks suggests that the scenario of a more severe contraction may have been in the works. Year-over-year industrial production was down 4.8% in August, the largest yearly decline since 1982. The unemployment rate had drifted up to 4.9% from a low of 3.9% in October of last year, and the four-week average of initial jobless claims rose to its highest level in nearly a decade. Consumer confidence was starting to wane, and consumer credit outstanding had begun to decline. The events of September 11 undoubtedly further weakened consumer sentiment. The Conference Board’s consumer confidence index posted its biggest one-month decline since 1990. According to the minutes of the October 2, 2001 Federal Open Market Committee meeting, “The terrorist attacks have significantly heightened uncertainty in an economy that was already weak. Business and household spending as a consequence are being further dampened. Nonetheless, the long-term prospects for productivity growth and the economy remain favorable and should become evident once the unusual forces restraining demand abate.” During the year ended December 31, 2001 the Federal Reserve aggressively lowered the Federal Funds rate by a total of 4.75%, bringing the current Fed Funds rate to 1.75%.

     Over the course of the year, the Treasury yield curve steepened significantly as the bond market rallied in response to the slowing U.S. economy and the aggressive interest rate cuts by the Federal Reserve. Treasury yields on the short-end of the yield curve, as measured by the 2-year Treasury, fell sharply from 5.09% on December 31, 2000 to 3.02% on December 31, 2001. During the same period, however, yields on longer-term bonds remained relatively unchanged with 10-year Treasuries decreasing 6 basis points and 30-year Treasuries increasing 1 basis point. Despite longer-term yields remaining relatively unchanged, there was an increase in volatility in the marketplace due to anticipated Fed easing and increased supply. On October 31, 2001, the U.S. Treasury announced plans to stop selling 30-year U.S. Treasuries, maintaining that the government does “not need the 30-year bond to meet [its] current financing needs.” On the news that the Treasury would discontinue a program that issued a total of $600 billion in debt since its official inception in 1977, the 30-year bond price increased by more than 5% and yields, which react inversely to changes in price, fell over 36 basis points.

     For the annual period ended December 31, 2001, municipal bonds slightly underperformed the taxable domestic bond market on a tax-adjusted basis, returning 8.36% (as measured by the Lehman Municipal Index at a tax bracket of 38.6%) versus the Lehman Aggregate Index’s 8.44%. Strong demand for municipals due to turmoil in the equity markets and diversification into fixed income securities was met by $286 billion worth of new issuance, a 44% increase from last year. For the upcoming year, we anticipate new issue supply to continue at 2001’s pace as municipalities have increasing financing needs due to decreasing revenues and higher demand for expenditures due to the slowdown in the U.S. economy.

The Trust’s Portfolio and Investment Strategy

     The Trust’s portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock’s investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors and coupons. Additionally, the Trust emphasizes securities whose maturity dates match the termination date of the Trust.

     Over the period, trading activity in the Trust remained relatively low, as many of the securities in the Trust’s portfolio continued to trade at prices above where they were purchased. As trading activity that results in the Trust realizing a capital gain could require a taxable distribution, as it did in 2001, as well as reduce its income generating capacity, we continue to believe that waiting to restructure the portfolio in a higher interest rate environment is the most prudent portfolio management strategy. At present, we are confident that the Trust is on schedule to achieve its primary investment objective of returning $10 per share upon termination and will continue to seek investment opportunities in the municipal market.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the period, the Trust’s leverage amount was 37% of total assets.

The following chart shows the asset composition:

	Sector Breakdown

Sector	December 31, 2001	December 31, 2000

City, County and State	36%	25%

Transportation	13%	11%

Water & Sewer	10%	10%

Hospital	8%	15%

Utility/Power	8%	7%

Education	7%	7%

Tax Revenue	7%	9%

Housing	5%	—

Lease Revenue	4%	8%

Other	2%	8%

     We look forward to continuing to manage the Trust to benefit from the opportunities available in the fixed income markets and to meet its investment objectives. We thank you for your investment in The BlackRock Municipal Target Term Trust Inc. Please feel free to contact our marketing center at (800) 227-7BFM (7236) if you have specific questions which were not addressed in this report.

Sincerely,

Robert S. Kapito	Kevin M. Klingert
Vice Chairman and Portfolio Manager	Managing Director and Portfolio Manager

The BlackRock Municipal Target Term Trust Inc.

Symbol on New York Stock Exchange:	BMN

Initial Offering Date:	September 27, 1991

Closing Stock Price as of 12/31/01:	$10.40

Net Asset Value as of 12/31/01:	$10.57

Yield on Closing Stock Price as of 12/31/01 ($10.40)[1]:	5.53%

Current Monthly Distribution per Common Share[2]:	$0.047920

Current Annualized Distribution per Common Share[2]:	$0.57504

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price. 2 Distribution is not constant and is subject to change.

Privacy Principles of the Trust

     The Trust is committed to maintaining the privacy of shareholders and to safeguarding its non-public personal information. The following information is provided to help you understand what personal information the Trust collects, how we protect that information and why, in certain cases, we may share information with select other parties.

     Generally, the Trust does not receive any non-public personal information relating to its shareholders, although certain non-public personal information of its shareholders may become available to the Trust. The Trust does not disclose any non-public personal information about its shareholders or former shareholders to anyone, except as permitted by law or as is necessary in order to service shareholder accounts (for example, to a transfer agent or third party administrator).

     The Trust restricts access to non-public personal information about the shareholders to BlackRock employees with a legitimate business need for the information. The Trust maintains physical, electronic and procedural safeguards designed to protect the non-public personal information of its shareholders.

The BlackRock Municipal Target Term Trust Inc.

Portfolio of Investments December 31, 2001

Principal				Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			LONG-TERM INVESTMENTS—160.7%
			Alabama—0.2%
AAA	$1,000		Mobile, G.O., Ref., 4.00%, 2/15/07, AMBAC	No Opt. Call	$999,170

			Alaska—2.8%
			Anchorage, G.O., FGIC,
AAA	1,750		Ser. A, 4.125%, 6/01/06	No Opt. Call	1,779,190
AAA	2,245		Ser. A, 4.25%, 6/01/07	No Opt. Call	2,260,468
AAA	1,000		Ser. B, 4.25%, 7/01/07	No Opt. Call	1,007,040
AAA	9,000		No. Slope Boro., Ser. B, Zero Coupon, 6/30/04, FSA	No Opt. Call	8,318,250

					13,364,948

			Arizona—3.5%
AAA	5,000		Arizona St. Trans. Brd., Grant Antic. Nts., 4.125%, 1/01/07, MBIA	No Opt. Call	5,033,000
Aaa	6,255		Maricopa Cnty. Pub. Fin. Corp. Lease Rev., 4.25%, 7/01/07, AMBAC	No Opt. Call	6,354,455
			Tucson Bus. Dev. Fin., Corp. Lease Rev., FGIC,
AAA	1,515	††	6.25%, 7/01/02	N/A	1,579,736
AAA	3,495		6.25%, 7/01/06	7/02 @ 102	3,630,501

					16,597,692

			Arkansas—1.0%
Aaa	5,000		Univ. of Arkansas Rev., Athl. Fac., Zero Coupon, 12/01/21, FSA	12/06 @ 100	4,946,950

			California—3.9%
AAA	6,000		California St., G.O., 6.30%, 9/01/06, AMBAC	No Opt. Call	6,700,320
AAA	1,910	††	California St. Pub. Wrks. Rev., Univ. of Cal., Ser. A, 6.20%, 12/01/02, AMBAC	N/A	2,029,604
AAA	4,000		Glendale Hosp. Rev., Adventist Hlth. Ctr., Ser. A, 6.50%, 3/01/07, MBIA	3/02 @ 101	4,065,040
AAA	5,570		Los Angeles Wastewtr. Sys. Rev., 5.625%, 6/01/07, MBIA	6/03 @ 102	5,851,397

					18,646,361

			Colorado—8.1%
AAA	17,150		Denver City & Cnty., G.O., Ser. B, 5.625%, 8/01/07, MBIA	No Opt.Call	18,588,542
AAA	9,700		Metropolitan Football Stad. Dist., Sales Tax Rev., Ser. A, Zero Coupon,
			1/01/07, MBIA	No Opt. Call	7,816,648
			Regional Trans. Dist., Transit Vehicle Proj., Ser A, MBIA,
AAA	6,215		5.00%, 6/01/06	No Opt. Call	6,540,666
AAA	5,470		5.00%, 6/01/07	No Opt. Call	5,751,103

					38,696,959

			Delaware—1.7%
AAA	8,000		Delaware Trans. Auth. Sys. Rev., 5.80%, 7/01/09, MBIA	7/02 @ 102	8,271,760

			District of Columbia—1.9%
AAA	8,250	††	Dist. of Columbia, G.O., Ser. B, 5.90%, 6/01/04, MBIA	N/A	8,965,275

			Florida—7.3%
			Greater Orlando Aviation Auth. Arpt. Fac. Rev., Ser. B, FGIC,
AAA	4,760		6.55%, 10/01/06	10/02 @ 102	4,988,908
AAA	5,070		6.55%, 10/01/07	10/02 @ 102	5,313,462
AAA	7,500		Jacksonville Hosp. Rev., Univ. Med. Ctr. Inc. Proj., 6.50%, 2/01/07, CONNIE LEE	2/02 @ 102	7,672,350
AAA	2,000	††	No. Broward Hosp. Rev., 6.50%, 1/01/02, MBIA	N/A	2,040,000
AAA	10,645		Orange Cnty., Tourist Dev. Tax Rev., Ser. A,
			6.375%, 10/01/06, AMBAC	10/02 @ 102	11,164,934
AAA	2,000		Sarasota Wtr. & Swr. Sys. Rev., Ref., 4.25%, 10/01/06, MBIA (WI)	No Opt. Call	2,039,600
AAA	1,865		Tampa Wtr. & Swr. Rev., 5.50%, 10/01/06, FSA (WI)	No Opt. Call	1,960,880

					35,180,134

See Notes to Financial Statements.

Principal				Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			Georgia—1.4%
AAA	$1,990		Burke Cnty. Dev. Auth. P.C.R., Oglethorpe Pwr. Corp., Ser. B, 6.45%,
			1/01/05, MBIA	1/04 @ 101	$2,107,888
AAA	4,805		Columbus Wtr. & Sew. Rev., 4.00%, 5/01/07, FSA	No Opt. Call	4,746,571

					6,854,459

			Hawaii—4.8%
			Hawaii St., G.O.,
AAA	5,675		Ser. CP, 5.50%, 10/01/06, FGIC	No Opt. Call	6,087,629
AAA	9,000		Ser. CS, 5.25%, 4/01/06, MBIA	No Opt. Call	9,502,200
AAA	1,265		Ser. CW, 3.60%, 8/01/06, FGIC	No Opt. Call	1,253,906
			Honolulu City & Cnty., G.O., Ser. A,
AAA	2,275		4.00%, 9/01/06, FSA	No Opt. Call	2,293,268
AAA	3,500		5.80%, 1/01/07, FGIC	No Opt. Call	3,769,920

					22,906,923

			Illinois—21.2%
			Champaign Cnty. Cmnty. Unit Sch. Dist., No. 116, Ser. C, FGIC,
AAA	1,065		Zero Coupon, 1/01/07	No Opt. Call	858,220
AAA	2,760		Zero Coupon, 1/01/08	No Opt. Call	2,104,389
AAA	12,000		Chicago, Proj. & Ref., Ser. A, 4.25%, 1/01/07, MBIA	No Opt. Call	12,087,000
			Chicago Cent. Pub. Library, G.O., AMBAC,
AAA	1,800	††	Ser. A, 6.75%, 4/01/02	N/A	1,858,824
AAA	1,600	††	Ser. C, 6.75%, 4/01/02	N/A	1,652,288
AAA	1,565		Chicago Wastewtr. Trans. Rev., Ser. A, 3.50%, 1/01/07, AMBAC	No Opt. Call	1,505,061
AAA	5,555	††	Cook Cnty., G.O., Ser. A, 6.40%, 11/15/02, MBIA	N/A	5,893,299
AAA	1,775	††	Cook Cnty. Cmnty. Sch. Dist., G.O., Ser. A, 6.375%, 1/01/02, FGIC	N/A	1,775,000
Aaa	7,220		Cook Cnty. Sch. Dist., Zero Coupon, 12/01/07, FGIC	No Opt. Call	5,593,261
			Du Page Cnty. Illinois Trans. Rev., FSA,
AAA	4,815		4.50%, 1/01/07	No Opt. Call	4,903,837
AAA	5,390		4.50%, 1/01/09	No Opt. Call	5,412,153
			Illinois Hlth. Fac. Auth. Rev.,
AAA	3,300		Elmhurst Mem. Hosp., 6.60%, 1/01/07, FGIC	1/02 @ 102	3,374,910
AAA	14,585		Sisters Svcs., Inc., Ser. C, 6.625%, 6/01/06, MBIA	6/02 @ 102	15,119,686
			Illinois St. Sales Tax Rev. Ser O.,
AAA	5,900		Zero Coupon, 6/15/07	No Opt. Call	4,662,239
AAA	5,635		Zero Coupon, 6/15/08	No Opt. Call	4,209,176
			Illinois St., G.O., First Ser.,
AAA	15,080		3.25%, 11/01/06, FGIC	No Opt. Call	14,600,154
AAA	12,625		4.25%, 4/01/07, MBIA	No Opt. Call	12,750,493
AAA	1,000		Kane Cnty., G.O., Ref., 3.75%, 1/01/07, FGIC	No Opt. Call	978,240
AAA	2,000		Will Cnty. Cmnty. Sch. Dist. Rev., 7.05%, 12/01/08, AMBAC	No Opt. Call	2,316,640

					101,654,870

			Indiana—2.6%
AAA	5,000		Indiana Bond Bank, Sch. Fund, 4.00%, 2/01/07, AMBAC	No Opt. Call	4,993,600
AAA	9,000		Indiana Univ. Rev., Student Fee, Zero Coupon, 8/01/06, AMBAC	No Opt. Call	7,493,850

					12,487,450

			Kentucky—4.5%
			Danville Multi-City Lease Rev., Swr. & Drain Sys., MBIA,
AAA	2,015	††	6.60%, 3/01/02	N/A	2,071,561
AAA	2,160	††	6.65%, 3/01/02	N/A	2,220,804
AAA	12,610		Kentucky Econ. Dev. Fin. Auth., Hlth. Sys. Rev., Norton Hlth. Inc.,
			Ser B, Zero Coupon, 10/01/07	No Opt. Call	9,794,943
			Kentucky St. Ppty. & Bldgs. Auth. Rev., Ref., Proj. No. 69, FSA,
AAA	2,035		Ser. B, 4.00%, 8/01/06	No Opt. Call	2,067,316
AAA	5,560		Ser. C, 4.00%, 8/01/06	No Opt. Call	5,648,293

					21,802,917

See Notes to Financial Statements.

	Principal			Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			Louisiana—8.7%
			Jefferson Sales Tax Dist. Rev., FGIC,
AAA	$5,590	††	Ser. A, 6.75%, 12/01/02	N/A	$5,846,917
AAA	12,455		Ser. A, 6.75%, 12/01/06	No Opt. Call	12,945,478
AAA	3,435	††	Ser. B, 6.75%, 12/01/02	N/A	3,591,258
AAA	3,500	††	Louisiana St., G.O., Ser. A, 6.50%, 5/01/02, AMBAC	N/A	3,626,315
AAA	3,555		Louisiana St., Off. Facs. Corp. Lease Rev., Cap. Complex Prg., 4.00%,
			5/01/07, AMBAC	No Opt. Call	3,547,001
AAA	7,680		Munimae Trust, Rev., Ser. 2001-7 Cl. A, 4.40%, 12/16/08	N/A	7,680,000
AAA	5,250		New Orleans, G.O., Zero Coupon, 9/01/06, AMBAC	No Opt. Call	4,345,005

					41,581,974

			Massachusetts—4.3%
AAA	3,670	††	Mansfield, G.O., 6.65%, 1/15/02, AMBAC	N/A	3,749,199
AAA	11,760		Massachusetts St., G.O., Ref Ser. A, 5.25%, 1/01/09, FSA	No Opt. Call	12,406,447
AAA	4,685		Munimae Trust, Rev., Ser. 2001-8 Cl. A, 4.40%, 8/14/13	N/A	4,685,000

					20,840,646

			Michigan—2.8%
AAA	2,100		Grand Rapids Wtr. Sup. Rev., 4.00%, 1/01/07, FGIC	No Opt. Call	2,087,043
			Michigan Mun. Bond Auth. Rev.,
AAA	1,165	††	Ser. G, 6.35%, 11/01/04, AMBAC	N/A	1,294,688
AAA	675		Ser. G, 6.35%, 11/01/06, AMBAC	11/04 @102	741,980
AAA	5,000		Spec. Tax, Ser. D, Zero Coupon, 5/15/06, MBIA	No Opt. Call	4,192,950
AAA	4,850		Michigan St. Trunk Line, Ser. A, 4.00%, 11/01/06, FSA	No Opt. Call	4,916,057

					13,232,718

			Minnesota—1.8%
AAA	5,075		Metropolitan Council Minneapolis-St. Paul., G.O., 5.25%, 12/01/06, (WI)	No Opt. Call	5,442,176
AAA	2,945		Minnesota St. Hsg. Fin. Auth. Rev., Ser. D., 5.35%, 8/01/06, MBIA	2/05 @ 102	3,090,778

					8,532,954

			Mississipi—0.4%
Aaa	1,935		Vicksburg, G.O., 4.00%, 4/01/07, MBIA	No Opt. Call	1,930,666

			Nebraska—0.8%
AAA	3,850		Douglas Cnty. Sch. Dist., No. 017 Millard, G.O., Ref., 3.20%, 11/15/06, FSA	No Opt. Call	3,718,099

			Nevada—1.4%
			Nevada Dept. of Bus. & Ind. Rev., Las Vegas Monorail, AMBAC,
AAA	800		Zero Coupon, 1/01/07	No Opt. Call	644,040
AAA	1,295		Zero Coupon, 1/01/08	No Opt. Call	986,803
AAA	2,975		Clark Cnty., G.O., Library Dist., Ref., 4.00%, 2/01/07, FGIC	No Opt. Call	2,965,807
AAA	2,005		Las Vegas, G.O., Public Safety Bonds, 4.00%, 4/01/07, FSA	No Opt. Call	1,998,644

					6,595,294

			New Hampshire—0.5%
AAA	2,310		New Hampshire High. Ed. Auth. Rev., Elliot Hosp. of Manchester, 6.70%,
			10/01/06, AMBAC	10/02 @ 102	2,360,497

			New Jersey—5.4%
AAA	265		Elizabeth, G.O., 6.60%, 8/01/06, MBIA	3/02 @ 102	271,124
			Howell Twp., G.O., FGIC,
AAA	1,697		6.70%, 1/01/06	1/02 @ 102	1,731,246
AAA	2,925		6.75%, 1/01/07	1/02 @ 102	2,983,500
			New Jersey St. Highway Auth. Gen. Rev., Garden St. Pkwy.,
AAA	8,565		5.00%, 1/01/07, FGIC (WI)	No Opt. Call	8,969,953
AAA	220	††	6.15%, 1/01/02, AMBAC	N/A	224,400
AAA	1,545		6.15%, 1/01/07, AMBAC	1/02 @ 102	1,575,900
AAA	5,000		New Jersey St. Trans. Trust Fund Auth. Sys. Rev., Ser. A., 5.125%,
			6/15/07, AMBAC	6/05 @ 102	5,276,550

See Notes to Financial Statements.

Principal				Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			New Jersey—(continued)
			No. Jersey Dist. Wtr. Sply. Rev., MBIA,
AAA	$2,525		Wanaque No. Proj., Ser. B, 6.50%, 11/15/06	3/02 @ 102	$2,612,795
AAA	1,065		Wanaque So. Proj., 6.50%, 7/01/06	ETM	1,169,338
AAA	1,250		Warren Cnty. Fin. Auth., P.C.R., 6.55%, 12/01/06, MBIA	12/02 @ 102	1,317,375

					26,132,181

			New Mexico—0.8%
AAA	3,535		Gallup, P.C.R., Plains Elec. Gen., 6.50%, 8/15/07, MBIA	8/02 @ 102	3,693,474

			New York—13.4%
AAA	2,800		Nassau Cnty., G.O., Ser. Y, 5.00%, 3/01/06, FGIC	No Opt. Call	2,942,100
			New York City, G.O.,
AAA	13,000		Ser. A, 7.00%, 8/01/07, FSA	8/06 @ 101.5	14,796,860
AAA	10,000		Ser. E, 6.125%, 8/01/06, MBIA	No Opt. Call	11,025,800
AAA	11,100		New York City Mun. Wtr. Fin. Auth., Wtr & Swr. Sys. Rev., Ser. A, 6.15%,
			6/15/07, FGIC	6/02 @ 101.5	11,445,987
AAA	4,500		New York St. Environ. Fac. Corp., P.C.R., Ser. D, 6.40%, 5/15/06	11/04 @ 102	4,952,115
AAA	9,830		New York St. Hsg. Fin. Agcy. Rev., Hsg. Proj. Mtge., Ser. A, 5.50%,
			11/01/06, FSA	5/06 @ 102	10,452,829
AAA	5,250		New York St. Urb. Dev. Corp. Rev., 5.625%, 1/01/07, AMBAC	1/03 @ 102	5,490,870
AAA	3,270		Rochester, G.O., Ser. B, 4.00%, 2/15/07, MBIA	No Opt. Call	3,279,319

					64,385,880

			North Carolina—1.3%
AAA	6,000		North Carolina Eastern Mun. Pwr. Agcy. Sys. Rev., Ser. B, 6.00%,
			1/01/06, CAPMAC	No Opt. Call	6,498,480

			North Dakota—0.4%
AAA	2,035		Grand Forks Hlth. Care Fac. Rev., United Hosp. Oblig. Grp., 6.50%,
			12/01/06, MBIA	1/02 @ 102	2,076,188

			Ohio—4.1%
AAA	1,000		American Muni. Pwr. Inc., Rev., Omega JU2 Proj., 4.00%, 1/01/07, AMBAC	No Opt. Call	996,510
AAA	2,170		Cincinnati City Sch. Dist., Sch. Imprvt., G.O., 4.00%, 12/01/06, MBIA	No Opt. Call	2,198,145
AAA	1,285		Milford Sch. Dist., Sch. Imprvt., G.O., 3.25%, 12/01/06, FSA	No Opt. Call	1,248,044
			Ohio St. Bldg. Auth., Ser. A, FSA,
AAA	4,585		Admin. Bldg. Fd., 5.00%, 10/01/06	No Opt. Call	4,840,155
AAA	10,000		Adult Correction, 5.00%, 10/01/06	No Opt. Call	10,556,500

					19,839,354

			Oregon—0.4%
AAA	2,020		Oregon St. Dept. Admin. Svcs., C.O.P., Ref., 5.00%, 11/01/06, FSA	No Opt. Call	2,086,377

			Pennsylvania—6.8%
AAA	6,200	††	Beaver Cnty. Hosp. Auth., 6.625%, 7/01/02, AMBAC	N/A	6,475,590
AAA	1,500		Delaware Cnty. Reg. Wtr. Quality Ctrl. Auth., Swr. Rev., Ref., 4.00%,
			5/01/07, FGIC	No Opt. Call	1,495,215
Aaa	1,345		Fleetwood Area Sch. Dist., 4.00%, 4/01/07, FGIC	No Opt. Call	1,334,455
AAA	1,615		Oxford Area Sch. Dist., Ser. A, , 4.00%, 2/15/07, FGIC	No Opt. Call	1,615,145
AAA	1,900		Pennsylvania St. Dept. Gen. Ser., C.O.P., 4.25%, 5/01/06, FSA	No Opt. Call	1,938,950
			Pennsylvania St. Turnpike Comm. Rev.,
AAA	2,375		Ser. A, 4.125%, 12/01/06, FGIC (WI)	No Opt. Call	2,421,170
AAA	4,500		Ser. O, 5.80%, 12/01/07, FGIC	12/02 @ 102	4,706,595
AAA	1,550		Philadelphia Mun. Auth., Justice Lease Rev., , Ser. A, 7.00%, 11/15/04, MBIA	1/02 @ 102	1,580,628
AAA	2,950		Philadelphia Wtr. & Wastewtr., Rev., 5.50%, 6/15/06, MBIA	No Opt. Call	3,163,403
			Philadelphia, G.O., FSA,
AAA	1,000		4.00%, 9/15/06	No Opt. Call	1,011,530
AAA	3,100		4.05%, 9/15/07	No Opt. Call	3,086,608

See Notes to Financial Statements.

Principal				Option Call
Rating*	Amount			Provisions†	Value
(Unaudited)	(000)		Description	(Unaudited)	(Note 1)

			Pennsylvania—(continued)
			Pocono Mtn. Sch. Dist., G.O., FSA,
Aaa	$875		4.50%, 4/01/07	No Opt. Call	$893,533
Aaa	3,025		4.50%, 10/01/07	No Opt. Call	3,094,847

					32,817,669

			Rhode Island—0.4%
AAA	1,865		Providence, G.O., Ser. C, 3.75%, 1/15/07, FGIC	No Opt. Call	1,839,916

			South Carolina—0.9%
AAA	4,390		Piedmont Mun. Pwr. Agy. Elec. Rev., 6.85%, 1/01/07, FGIC	1/02 @ 101	4,529,382

			Texas—23.0%
AAA	6,575		Austin Wtr. & Wastewtr. Sys. Rev., Ref., Ser. C, 3.75%, 11/15/06, FSA	No Opt. Call	6,566,584
AAA	2,400		Corpus Christi, Ref. Gen. Imprvt., Ser. A, 5.00%, 3/01/07, FSA (WI)	No Opt. Call	2,507,736
AAA	1,095		Corpus Christi Bus. & Job Dev., Corp. Sales Tax Rev., 4.00%, 3/01/07, AMBAC	No Opt. Call	1,086,525
AAA	8,500		Cypress-Fairbanks Indpt. Sch. Dist., G.O., , Zero Coupon, 8/01/06, AMBAC	No Opt. Call	7,052,109
AAA	6,355		Dallas Rapid Transit Sales Tax Rev., Sr. Lien, 3.70%, 12/01/06, AMBAC	No Opt. Call	6,346,866
AAA	2,280		Denton Utility Sys. Rev., Mult. Util. Imprvt., 4.25%, 12/01/06, AMBAC	No Opt. Call	2,329,818
			El Paso Cnty.,
AAA	3,445		G.O., Ref., 4.00%, 2/15/07, FSA	No Opt. Call	3,434,251
AAA	5,800		G.O., Tax Rev., Ser. B, 6.40%, 2/15/07, MBIA	2/02 @ 100	5,832,538
AAA	3,375	††	Ft. Bend Cnty., Perm. Imprvt., G.O., 6.60%, 9/01/02, FGIC	N/A	3,485,430
			Harris Cnty. Rev., Toll Rd., Sr. Lien, Ser. A,
AAA	13,555	††	6.50%, 8/15/02, FGIC	N/A	14,228,954
AAA	1,955		6.50%, 8/15/06, FGIC	8/02 @ 102	2,042,760
AAA	590		6.50%, 8/15/07, FGIC	8/02 @ 102	616,456
AAA	13,225		Houston Wtr. & Swr. Sys. Rev., Ser. B, 6.75%, 12/01/08, FGIC	1/02 @ 102	13,493,335
AAA	6,435		Munimae Trust, Rev., Ser. 2001-10 Cl. A, 4.40%, 7/25/08	N/A	6,435,000
AAA	1,900		No. Central Texas Hlth. Fac. Dev. Corp. Rev., Childrens Med. Ctr. of Dallas,
			6.375%, 10/01/06, MBIA	1/02 @ 102	1,941,610
AAA	1,550	††	No. Texas Wtr. Dist., 6.40%, 6/01/03, MBIA	N/A	1,638,412
AAA	2,915		Odessa Texas Wtr. & Swr. Rev., Ref., , 4.25%, 4/01/07, FSA	No Opt. Call	2,928,904
			Round Rock Indpt. Sch. Dist., Ser A, PSFG,
AAA	2,465		4.25%, 8/01/06	No Opt. Call	2,516,346
AAA	1,000		4.25%, 8/01/07	No Opt. Call	1,010,610
AAA	8,115		San Antonio Elec. & Gas. Rev., Ser. B, Zero Coupon, 2/01/08, FGIC	ETM	6,188,986
AAA	15,000		Texas Mun. Pwr. Agy. Rev., Zero Coupon, 9/01/06, AMBAC	No Opt. Call	12,402,900
AAA	3,000		Texas Tech. Univ. Rev., 6th Ser., 4.25%, 2/15/07, AMBAC	No Opt. Call	3,011,190
AAA	3,395		Tyler Cnty. Hlth. Fac. Dev. Corp. Rev., Mother Francis Hosp., 6.50%,
			7/01/06, FGIC	7/02 @ 102	3,529,035

					110,626,355

			Utah—5.6%
			Utah St., G.O., Ser. B,
AAA	5,950		4.50%, 7/01/06	No Opt. Call	6,157,833
AAA	20,000		4.50%, 7/01/07	No Opt. Call	20,563,000

					26,720,833

			Washington—8.7%
AAA	1,325		Benton Cnty. Pub. Util. Dist., Elec. Rev., 3.75%, 11/01/06, FSA	No Opt. Call	1,323,291
AAA	3,000		Clark Cnty. Pub. Util. Dist., No. 001 Elec. Rev., Ref., 4.00%, 1/01/07, AMBAC	No Opt. Call	2,986,830
AAA	2,090		King Cnty., G.O., 3.50%, 12/01/06, MBIA	No Opt. Call	2,068,724
AAA	3,085		King Cnty. Swr. Rev., Ref., 3.50%, 1/01/07, FGIC	No Opt. Call	2,974,773
			Seattle, G.O., Ser. E, MBIA,
AAA	1,700		Zero Coupon, 12/15/07	No Opt. Call	1,311,703
AAA	1,345		Zero Coupon, 12/15/08	No Opt. Call	980,290
			Snohomish Cnty. Pub. Util. Dist., Elec. Rev.,
AAA	5,620		4.125%, 12/01/06, FSA	No Opt. Call	5,711,550
AAA	1,250		6.55%, 1/01/07, FGIC	ETM	1,295,312
AAA	3,890		Tacoma Elec. Sys. Rev. Ref., Ser. A, 4.00%, 1/01/07, FSA	No Opt. Call	3,864,248

See Notes to Financial Statements.

		Principal		Option Call
Rating*		Amount		Provisions†	Value
(Unaudited)		(000)	Description	(Unaudited)	(Note 1)

			Washington—(continued)
Aaa		$3,360	Thurston Cnty. Sch. Dist. No. 3 North Thurston, G.O., 4.25%, 12/01/06, FSA	No Opt. Call	$3,433,416
AAA		5,000	Washington St., G.O., Ser. B, 5.00%, 1/01/08, MBIA	No Opt. Call	5,192,950
AAA		12,875	Washington St. Pub. Pwr. Sply. Sys. Rev., Nuclear Proj. No. 2,
			Ser. A, Zero Coupon, 7/01/06, MBIA	No Opt. Call	10,703,888

					41,846,975

			West Virginia—1.1%
AAA		5,300	West Virginia St., G.O., 4.00%, 6/01/06, FSA	No Opt. Call	5,365,985

			Wisconsin—2.8%
Aaa		1,380	Appleton Wtrwks. Rev., Ref., 4.00%, 1/01/07, FGIC	No Opt. Call	1,378,275
AAA		5,000	Kenosha, G.O., Ser. B, Zero Coupon, 10/15/08, FSA	No Opt. Call	3,681,600
AAA		5,425	Milwaukee Cnty., G.O., Ref., Ser. A, 3.50%, 12/01/06, FSA	No Opt. Call	5,364,999
AAA		2,850	Wisconsin Hlth. & Ed. Fac. Auth., Columbia Hosp. Rev., 6.50%, 11/15/06, MBIA	2/02 @ 102	2,906,231

					13,331,105

			Total Long-Term Investments (cost $747,388,408)		771,958,870

			SHORT-TERM INVESTMENTS—2.1%**
			Alabama—0.4%
A1	+	2,100	Jefferson Cnty., G.O., Ser. B, 1.35%, 1/02/02, FRDD	N/A	2,100,000

			Indiana—0.2%
A1	+	700	Indiana St. Dev. Fin. Auth. Environ. Rev., PSI Energy Inc. Proj., 2.00%,
			1/02/02, FRDD	N/A	700,000

			Kansas—0.1%
A1	+	300	Kansas St. Dept. Trans. Hwy. Rev. Adj. Rev., Ser. B-1, 1.85%, 1/02/02, FRDD	N/A	300,000

			Maryland—1.0%
A1	+	4,730	Maryland St. Hlth. & Higher Edl. Facs. Auth. Lease Rev., Ser. D, 1.55%,
			1/02/02, FRDD	N/A	4,730,000

			New York—0.4%
A1	+	1,100	New York City, 1.80%, 1/02/02, FRDD	N/A	1,100,000
A1	+	1,015	New York St. Energy Research & Dev. Auth., P.C.R., NY St. Elec. & Gas Corp.,
			Ser. C, 1.75%, 1/02/02, FRDD	N/A	1,015,000

					2,115,000

			Total Short-Term Investments (cost $9,945,000)		9,945,000

			Total Investments—162.8% (cost $757,333,408)		781,903,870
			Liabilities in excess of other assets—(0.5)%		(2,631,595)
			Liquidation value of preferred stock—(62.3)%		(299,100,000)

			Net Assets Applicable to Common Shareholders—100%		$480,172,275

*	Using the higher of Standard & Poor’s, Moody’s or Fitch’s rating.
**	For purposes of amortized cost valuation, the maturity date of these instruments is considered to be the earlier of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.

†	Option call provisions: date (month/year) and price of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
††	This bond is prerefunded. See glossary for definition.
KEY TO ABBREVIATIONS
AMBAC	— American Municipal Bond Assurance Corporation	FSA	— Financial Security Assurance
CAPMAC	— Capital Markets Assurance Company	G.O.	— General Obligation
C.O.P.	— Certificate of Participation	MBIA	— Municipal Bond Insurance Association
CONNIE LEE	— College Construction Loan Insurance Association	P.C.R.	— Pollution Control Revenue
ETM	–– Escrowed to Maturity	PSFG	— Permanent School Fund Guaranty
FGIC	— Financial Guaranty Insurance Company	WI	— When Issued
FRDD	— Floating Rate Daily Demand

See Notes to Financial Statements.

The BlackRock Municipal
Target Term Trust Inc.
Statement of Assets and Liabilities

December 31, 2001

Assets
Investments, at value (cost $757,333,408)
(Note 1)	$781,903,870
Cash	11,341
Receivable for investments sold	10,478,046
Interest receivable	9,980,446
Other assets	46,931

802,420,634

Liabilities
Payable for investments purchased	17,855,331
Dividends and distributions payable—
common stock	4,705,587
Dividends and distributions payable—
preferred stock	77,522
Investment advisory fee payable (Note 2)	233,019
Administration fee payable (Note 2)	46,604
Deferred directors fees (Note 1)	30,047
Other accrued expenses	200,249

23,148,359

Net Investment Assets	$779,272,275

Net investment assets were comprised of:
Common stock:
Par value (Note 4)	$454,106
Paid-in capital in excess of par	420,179,598
Preferred stock (Note 4)	299,100,000

719,733,704
Undistributed net investment income (Note 1)	33,820,448
Accumulated net realized gain (Note 1)	1,147,661
Net unrealized appreciation (Note 1)	24,570,462

Net investment assets, December 31, 2001	$779,272,275

Net assets applicable to common shareholders	$480,172,275

Net asset value per common share:
($480,172,275 ÷ 45,410,639 shares of
common stock issued and outstanding)	$ 10.57

The BlackRock Municipal
Target Term Trust Inc.
Statement of Operations

Year Ended December 31, 2001

Net Investment Income
Income
Interest (Note 1)	$42,478,121

Expenses
Investment advisory	2,759,379
Auction agent	748,686
Administration	553,362
Custodian	137,000
Reports to shareholders	112,000
Registration	73,000
Legal	73,000
Directors	72,000
Independent accountants	50,000
Transfer agent	47,000
Miscellaneous	136,394

Total expenses	4,761,821
Less fees paid indirectly (Note 2)	(86,573)

Net expenses	4,675,248

Net investment income	37,802,873

Realized and Unrealized Gain (Loss)
on Investments
Net realized gain on investments	4,448,122
Net change in unrealized appreciation on
investments	(9,640,709)

Net loss on investments	(5,192,587)

Net Increase In Net Investment
Assets Resulting from Operations	$32,610,286

See Notes to Financial Statements.

The BlackRock Municipal
Target Term Trust Inc.
Statements of Changes in Net Investment Assets

	Year Ended December 31,
	2001	2000

Increase (Decrease) in Net Investment Assets
Operations:
Net investment income	$37,802,873	$41,085,513
Net realized gain (loss) on investments	4,448,122	(3,051)
Net change in unrealized appreciation on investments	(9,640,709)	2,003,330

Net increase in net investment assets resulting from operations	32,610,286	43,085,792

Dividends and Distributions:
To common shareholders from net investment income	(26,112,458)	(27,019,800)
To preferred shareholders from net investment income	(7,662,916)	(11,822,875)
To common shareholders from net realized gain on investments	(2,529,509)	—
To preferred shareholders from net realized gain on investments	(899,950)	—

Total dividends and distributions	(37,204,833)	(38,842,675)

Capital Stock Transactions:
Net proceeds from preferred stock issuance	—	73,039,437
Unused offering costs related to issuance of preferred stock	120,776	—

Net credits from capital stock transactions	120,776	73,039,437

Total increase (decrease)	(4,473,771)	77,282,554

Net Investment Assets
Beginning of year	783,746,046	706,463,492

End of year (including undistributed net investment income of
$33,972,011 and $29,355,645, respectively)	$779,272,275	$783,746,046

See Notes to Financial Statements.

The BlackRock Municipal Target Term Trust Inc.

Financial Highlights

Year Ended December 31,

2001	2000	1999	1998	1997

PER COMMON SHARE OPERATING PERFORMANCE:
Net asset value, beginning of year[1]
Investment operations:	$10.67	$10.60	$11.21	$11.22	$10.96

Net investment income[2]	0.83	0.90	0.85	0.85	0.85
Net realized and unrealized gain (loss) on investments[2]	(0.10)	0.05	(0.68)	(0.08)	0.20

Net increase from investment operations	0.73	0.95	0.17	0.77	1.05

Dividends from net investment income to:
Common shareholders	(0.58)	(0.60)	(0.62)	(0.61)	(0.61)
Preferred shareholders	(0.17)	(0.26)	(0.16)	(0.17)	(0.18)
Distributions from net realized gain on investments to:
Common shareholders	(0.06)	—	—	—	—3
Preferred shareholders	(0.02)	—	—	—	—3

Total dividends and distributions	(0.83)	(0.86)	(0.78)	(0.78)	(0.79)

Capital charge with respect to issuance of preferred shares	—4	(0.02)	—	—	—

Net asset value, end of year[1]	$10.57)	$10.67	$10.60	$11.21	$11.22

Market value, end of year[1]	$10.40)	$9.938	$9.81	$11.38	$11.00

TOTAL INVESTMENT RETURN[5]	11.16%	7.63%	(8.43)%	9.35%	13.69%

RATIOS TO AVERAGE NET ASSETS OF COMMON
SHAREHOLDERS:[6]
Expenses	0.96%	1.00%	0.87%	0.80%	0.88%
Net investment income before preferred stock dividends[2]	7.73%	8.61%	7.72%	7.63%	7.70%
Preferred stock dividends	1.57%	2.48%	1.49%	1.50%	1.61%
Net investment income available to common stockholders[2]	6.16%	6.13%	6.23%	6.13%	6.09%
SUPPLEMENTAL DATA:
Average net assets of common shareholders (000)	$489,251	$477,169	$497,324	$508,037	$500,227
Portfolio turnover	42%	5%	4%	0%	8%
Net assets of common shareholders, end of year	(000)	$480,172	$484,646	$481,463	$508,851	$509,613
Preferred stock outstanding (000)	$299,100	$299,100	$225,000	$225,000	$225,000
Asset coverage per share of preferred stock, end of year	$65,141)	$65,530	$78,514	$81,550	$81,640

1 Net asset value and market value are published in Barron’s on Saturday and The Wall Street Journal on Monday.

2 As required, effective January 1, 2001, the Fund adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies and began amortizing market discount on debt securities. The effect of this accounting policy change had no impact on the total net assets of the Trust. The reclass of this change for the year ended December 31, 2001 to the net investment income from net realized and unrealized gain (loss) on investments were less than $.005 per common share. The ratio of net investment income to average net assets on common shares increased from 6.12% to 6.16% and from net investment income before preferred stock dividends to average net assets on common shares invested from 7.69% to 7.73%. Per share, ratios and supplemental data for prior years have not been restated to reflect this change.

3 Actual amount paid for the year ended December 31, 1997 to preferred shareholders was $.0008 and to common shareholders was $.0031.

4 Less than 0.005.

5 Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Trust’s dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

6 Ratios calculated on the basis of income and expenses applicable to both the common and preferred stock relative to the average net assets of common stockholders.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data, for each of the years indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust’s common stock.

See Notes to Financial Statements.

The BlackRock Municipal
Target Term Trust Inc.
Notes to Financial Statements

Note 1. Organization & Accounting Policies

The BlackRock Municipal Target Term Trust Inc. (the “Trust”), was organized in Maryland on July 16, 1991 as a diversified, closed-end management investment company. The Trust’s investment objectives are to provide current income that is exempt from regular Federal income tax and to return $10 per share to holders of common shares on or about December 31, 2006. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific state, industry or region. No assurance can be given that the Trust’s investment objectives will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

Securities Valuation: Municipal securities (including commitments to purchase such securities on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services approved by the Trust’s Board of Directors. In determining the value of a particular security, pricing services may use certain information with respect to transactions in such securities, quotations from bond dealers, market transactions in comparable securities and various relationships between securities. Short-term investments are valued at amortized cost. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust’s Board of Directors.

Securities Transactions and Investment Income: Securities transactions are recorded on trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. The Trust also records interest income on an accrual basis and amortizes premium and accretes discount to interest income on securities purchased using the interest method. Federal Income Taxes: It is the Trust’s intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute sufficient net income to shareholders. Therefore, no Federal income tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends and distributions to common shareholders monthly, first from net investment income, then from net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards, may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

Reclassification of Capital Accounts: The Trust accounts for and reports distributions to shareholders in accordance with the American Institute of Certified Public Accountants’ Statement of Position 93-2: Determination, Disclosure, and Financial Statement Presentation of Income, Capital Gain, and Return of Capital Distributions by Investment Companies. The effect caused by applying this statement was to decrease undistributed net investment income and increase accumulated net realized gain by $151,563 as a result of differences between financial reporting and tax accounting.

Estimates: The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Deferred Compensation Plan: Under a deferred compensation plan approved by the Board of Directors on February 24, 2000, non-interested Directors may elect to defer receipt of all or a portion of their annual compensation.

     Deferred amounts earn a return as though equivalent dollar amounts had been invested in common shares of other BlackRock funds selected by the Directors. This has the same economic effect as if the Directors had invested the deferred amounts in such other BlackRock funds.

     The deferred compensation plan is not funded and obligations thereunder represent general unsecured claims against the general assets of the Trust. The Trust may, however, elect to invest in common shares of those funds selected by the Directors in order to match its deferred compensation obligations. New Accounting Policies: Effective January 1, 2001, the Trust adopted the provisions of the AICPA Audit and Accounting Guide for Investment Companies, as revised, and began accreting market discount on debt securities. Prior to January

1, 2001, the Trust amortized premiums and original issue discount on debt securities. The cumulative effect of this accounting policy change had no impact on the total net assets of the Trust. This resulted in a $588,867 increase to undistributed net investment income and a corresponding decrease in net unrealized appreciation, based on securities held by the Trust on January 1, 2001. The Statements of Changes in Net Investment Assets and the Financial Highlights of the Trust for prior years have not been restated to reflect this change.

     The effect of this change for the year ended December 31, 2001, was to increase net investment income by $199,589; decrease net unrealized appreciation by $48,026 and decrease net realized gains by $151,563.

Note 2. Agreements

The Trust has an Investment Advisory Agreement with BlackRock Advisors, Inc. (the “Advisor”), a wholly-owned subsidiary of BlackRock, Inc., which in turn is an indirect majority-owned subsidiary of PNC Financial Services Group, Inc. The Trust has an Administration Agreement with Prudential Investments LLC (“PI”), (formerly known as Prudential Investments Fund Management LLC), an indirect wholly-owned subsidiary of Prudential Financial, Inc.

     The investment advisory fee paid to the Advisor is computed weekly and payable monthly at an annual rate of 0.35% of the Trust’s average weekly net investment assets. The administration fee paid to PI is also computed weekly and payable monthly at an annual rate of 0.07% of the Trust’s average weekly net investment assets.

     Pursuant to the agreements, the Advisor provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Advisor. PI pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

     Pursuant to the terms of the custody agreement, the Trust receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custody fees. The earning credits for the period ended December 31, 2001 were $86,573.

Note 3. Portfolio Securities

Purchases and sales of investments, other than short-term investments for the year ended December 31, 2001 aggregated $346,587,220 and $331,834,091, respectively.

     The Federal income tax basis of the Trust’s investments at December 31, 2001 was $756,696,515 and, accordingly, net unrealized appreciation on investments for federal income tax purposes was $25,207,355 (gross unrealized appreciation—$27,048,125, gross unrealized depreciation—$1,840,770).

Note 4. Capital

There are 200 million shares of $.01 par value common stock authorized. The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. Of the 45,410,639 common shares outstanding at December 31, 2001, the Advisor owned 10,639 shares. As of December 31, 2001, there were 11,964 preferred shares outstanding as follows: Series W7-5,964, Series F7-3,000 and Series W28-3,000.

     On March 10, 2000, the Trust reclassified 2,964 shares of common stock and issued an additional 2,964 shares of Series W-7 preferred stock. The additional shares issued have identical rights and features of the existing Series W-7 preferred stock. Estimated offering cost of $198,787 and underwriting discount of $741,000 have been charged to paid-in capital in excess of par of the common shares.

     Dividends on Series W7 and Series F7 are cumulative at a rate which is reset every 7 days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate which is reset every 28 days based on the results of an auction. Dividend rates ranged from 1.39% to 4.10% during the year ended December 31, 2001.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding preferred stock would be less than 200%.

     The preferred stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The preferred stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of preferred stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of preferred stock are also entitled to elect two of the Trust’s directors. In addition, the Investment Company Act of 1940 requires that along with approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred stock, voting separately as a class would be required to (a) adopt any plan of reorganization that would adversely affect the preferred stock and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust’s subclassification as a closed-end investment company or changes in its fundamental investment restrictions.

Note 5. Dividends

Subsequent to December 31, 2001, the Board of Directors of the Trust declared a dividend from undistributed earnings of $0.04792 per common share payable on February 1, 2002 to shareholders of record on January 15, 2002.

     For the period January 1, 2002 to January 31, 2002 dividends and distributions declared on preferred shares totalled $337,181 in aggregate for the three outstanding preferred stock series.

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

REPORT OF INDEPENDENT AUDITORS

To the Shareholders and Board of Directors of
The BlackRock Municipal Target Term Trust, Inc.:

     We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of The BlackRock Municipal Target Term Trust Inc., (the “Trust”) as of December 31, 2001, and the related statement of operations for the year then ended, and of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2001, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of The BlackRock Municipal Target Term Trust Inc. as of December 31, 2001, and the results of its operations, the changes in its net assets and its financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.

Boston, Massachusetts
February 8, 2001

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

TAX INFORMATION

     We are required by the Internal Revenue Code to advise you within 60 days of the Trust’s tax year end as to the Federally exempt interest dividends received by you during such tax year. Accordingly, dividends paid by the Trust during the year are Federally tax-exempt, except the following:

Long-Term Capital
Gains Per Share*

Common Stock	$0.055703
Preferred Stock:
Series W-7	$74.71
Series F-7	$72.79
Series W-28	$78.67

*The percentage of long-term capital gains that qualify as five-year gains is 100%.

     For purposes of preparing your annual Federal income tax return, you should report the amounts as reflected on the appropriate Form 1099-DIV or substitute 1099-DIV.

DIVIDEND REINVESTMENT PLAN

     Pursuant to the Trust’s Dividend Reinvestment Plan (the “Plan”), common shareholders may elect to have all distributions of dividends and capital gains reinvested by EquiServe Trust Company, N.A. (the “Plan Agent”) in Trust shares pursuant to the Plan. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the New York Stock Exchange or elsewhere, for the participants’ accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent’s fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any Federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days’ written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

ADDITIONAL INFORMATION

     There have been no material changes in the Trust’s investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust’s portfolio.

     Quarterly performance and other information regarding the Trust may be found on BlackRock’s website, which can be accessed at http://www.blackrock.com/funds/cefunds.html. This reference to BlackRock’s website is intended to allow investors public access to quarterly information regarding the Trust and is not intended to incorporate BlackRock’s website into this report.

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

DIRECTOR INFORMATION

Independent Directors

Name, address, age	Andrew F. Brimmer	Richard E. Cavanagh	Kent Dixon	Frank J. Fabozzi
	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546	P.O. Box 4546
	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10163-4546
	Age: 75	Age: 55	Age: 64	Age: 53

Current positions held
with the Funds	Lead Director	Director	Director	Director

Term of office and length	3 years2 / since	3 years2 / since	3 years2 / since	3 years2 / since
of time served	inception[3]	8/11/94	inception[3]	inception[3]

Principal occupations	President of Brimmer &	President and Chief Executive Officer	Consultant/Investor. Former	Consultant. Editor of
during the past five years	Company, Inc., a Washington,	of The Conference Board, Inc., a	President and Chief Executive	THE JOURNAL OF
	D.C.-based economic and	leading global business membership	Officer of Empire Federal	PORTFOLIO MANAGE-
	financial consulting firm.	organization, from 1995-present.	Savings Bank of America and	MENT and Adjunct
		Former Executive Dean of the John	Banc PLUS Savings Associa-	Professor of Finance
		F. Kennedy School of Government	tion, former Chairman of the	at the School of
		at Harvard University from 1988-1995.	Board, President and Chief	Management at Yale
		Acting Director, Harvard Center for	Executive Officer of Northeast	University. Author and
		Business and Government (1991-1993).	Savings.	editor of several books
		Formerly Partner (principal) of		on fixed income portfolio
		McKinsey & Company, Inc. (1980-		management. Visiting
		1988). Former Executive Director of		Professor of Finance and
		Federal Cash Management, White		Accounting at the Sloan
		House Office of Management and		School of Management,
		Budget (1977-1979). Co-author, THE		Massachusetts Institute
		WINNING PERFORMANCE (best		of Technology from
		selling management book published in		1986 to August 1992.
13 national editions).

Number of portfolios over-
seen within the fund complex	29[4]	29[4]	29[4]	29[4]

Other Directorships held	Director of CarrAmerica Realty	Trustee Emeritus, Wesleyan University,	Former Director of ISFA (the	Director, Guardian
outside of the fund complex	Corporation and Borg-Warner Auto-	Trustee: Drucker Foundation, Airplanes	owner of INVEST, a national	Mutual Funds Group.
	motive. Formerly member of the	Group, Aircraft Finance Trust (AFT) and	securities brokerage service
	Board of Governors of the Federal	Educational Testing Service (ETS).	designed for banks and thrift
	Reserve System. Formerly Director of	Director, Arch Chemicals, Fremont	institutions).
	AirBorne Express, BankAmerica	Group and The Guardian Life Insurance
	Corporation (Bank of America),	Company of America.
Bell South Corporation, College Re-
tirement Equities Fund (Trustee),
Commodity Exchange, Inc. (Public
Governor), Connecticut Mutual Life
Insurance Company, E.I. Dupont de
Nemours & Company, Equitable Life
Assurance Society of the United
States, Gannett Company, Mercedes-
Benz of North America, MNC Financial
Corporation (American Security Bank),
NMC Capital Management, Navistar
International Corporation, PHH Corp.
and UAL Corporation (United Airlines).

For “Interested Director”

Relationships, events or
transactions by reason of
which the director is an
interested person as defined in
Section 2(a)(19)(1940 Act)

1 Interested Director as defined by Section 2(a)(19) of the Investment Company Act of 1940.

2 The Board of Directors is classified into three classes of which one class is elected annually. Each Director serves a three year term concurrent with the class from which he is elected.

3 Commencement of investment operations 9/30/1991.

4 The fund complex currently consists of 29 separate closed-end funds, each with one investment portfolio.

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

DIRECTOR INFORMATION

Independent Directors (continued)		Interested Directors[1]

James Clayburn La Force, Jr.	Walter F. Mondale	Laurence D. Fink[1]	Ralph L. Schlosstein[1]
P.O. Box 4546	P.O. Box 4546	345 Park Avenue	345 Park Avenue
New York, NY 10163-4546	New York, NY 10163-4546	New York, NY 10154	New York, NY 10154
Age: 73	Age: 74	Age: 49	Age: 51

Director	Director	Chairman of the Board	President and Director

3 years2 / since	3 years2 / since inception to	3 years2 / since inception[3]	3 years2 / since inception[3]
6/19/92	8/12/93[3] and 4/15/97 to present

Dean Emeritus of The John E.	Partner, Dorsey & Whitney,	Chairman and Chief Executive Officer of	Director since 1999 and President of
Anderson Graduate School of	a law firm (December	BlackRock, Inc. since its formation in 1998	BlackRock, Inc. since its formation in 1998
Management, University of	1996-present, September	and of BlackRock, Inc.’s predecessor	and of BlackRock, Inc.’s predecessor
California since July 1, 1993.	1987-August 1993).	entities since 1988. Chairman of the	entities since 1988. Member of the
Acting Dean of The School of	Formerly U.S. Ambassador	Management Committee. Formerly,	Management Committee and Investment
Business, Hong Kong University	to Japan (1993-1996).	Managing Director of the First Boston	Strategy Group of BlackRock, Inc.
of Science and Technology	Formerly Vice President of	Corporation, Member of its Management	Formerly, Managing Director of Lehman
1990-1993. From 1978 to Sep-	the United States, U.S.	Committee, Co-head of its Taxable Fixed	Brothers, Inc. and Co-head of its Mortgage
tember 1993, Dean of The John	Senator and Attorney	Income Division and Head of its Mortgage	and Savings Institutions Group. Currently,
E. Anderson Graduate School	General of the State of	and Real Estate Products Group. Currently,	President and Director of each of the
of Management, University of	Minnesota. 1984	Chairman of the Board of each of the	closed-end Trusts in which BlackRock
California.	Democratic Nominee for	closed-end Trusts in which BlackRock	Advisors, Inc. acts as investment advisor.
	President of the United	Advisors, Inc. acts as investment advisor.
States.

29[4]	29[4]	29[4]	29[4]

Director, Jacobs Engineering	Director, Northwest Airlines	President, Treasurer and a Trustee of the	Chairman and President of the BlackRock
Group, Inc., Payden & Rygel	Corp., UnitedHealth Group.	BlackRock Funds, Chairman of the Board and	Provident Institutional Funds and Director
Investment Trust, Provident		Director of Anthracite Capital, Inc., a Director	of several of BlackRock’s alternative
Investment Counsel Funds,		of BlackRock’s offshore funds and several of	investment vehicles. Currently, a Member of
Timken Company, and Trust for		BlackRock’s alternative investment vehicles	the Visiting Board of Overseers of the John
Investment Managers.		and Chairman of the Board of Nomura	F. Kennedy School of Government at Harvard
		BlackRock Asset Management Co., Ltd.	University, the Financial Institutions Center
		Currently, Co-Chairman of the Board of	Board of the Wharton School of the
		Trustees of Mount Sinai-New York University	University of Pennsylvania, a Trustee of Trinity
		Medical Center and Health System and a	School in New York City and a Trustee of New
		Member of the Board of Phoenix House.	Visions for Public Education in New York City.
Formerly, a Director of Pulte Corporation and
a Member of Fannie Mae’s Advisory Council.

		Chairman and Chief Executive Officer of	Director and President of the Advisor.
the Advisor.

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

INVESTMENT SUMMARY

The Trust’s Investment Objective

The BlackRock Municipal Target Term Trust Inc.’s investment objective is to provide current income that is exempt from regular Federal income tax and to return $10 per common share (the initial public offering price per share) to holders of common shares on or about December 31, 2006.

Who Manages the Trust?

BlackRock Advisors, Inc. (the “Advisor”) manages the Trust. The Advisor is a wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), which is one of the largest publicly traded investment management firms in the United States with approximately $239 billion of assets under management as of December 31, 2001. BlackRock manages assets on behalf of institutional and individual investors worldwide through a variety of equity, fixed income, liquidity and alternative investment separate accounts and mutual funds, including BlackRock Funds and BlackRock Provident Institutional Funds. In addition, BlackRock provides risk management and investment system services to institutional investors under the BlackRock Solutions name. Clients are served from BlackRock’s headquarters in New York City, as well as offices in Wilmington, DE, San Francisco, Boston, Edinburgh, Tokyo, and Hong Kong. BlackRock is a member of The PNC Financial Services Group (NYSE: PNC), one of the largest diversified financial services organizations in the United States, and is majority-owned by PNC and by BlackRock employees.

What Can the Trust Invest In?

The Trust intends to invest substantially all of its assets in a diversified portfolio of tax-exempt municipal obligations which are rated “Aaa” by Moody’s or “AAA” by S&P or are covered by insurance or a guaranty of the timely payment of both principal and interest from an entity having a “Aaa” or “AAA” rating or are determined by the Advisor to be of comparable credit quality.

What is the Advisor’s Investment Strategy?

The Advisor will seek to meet the Trust’s investment objective by managing the assets of the Trust so as to return the initial offering price ($10 per share) on or about December 31, 2006. The Advisor will implement a strategy that will seek to closely match the maturity or call provisions of the assets of the portfolio with the future return of the initial investment at the end of 2006. At the Trust’s termination, BlackRock expects that the value of the securities which have matured, combined with the value of the securities that are sold or are called, if any, will be sufficient to return the initial offering price to investors. On a continuous basis, the Trust will seek its objective by actively managing its portfolio of municipal obligations and retaining a portion of its income each year.

In addition to seeking the return of the initial offering price, the Advisor also seeks to provide current income exempt from regular Federal income tax to investors. The portfolio managers will attempt to achieve this objective by investing in securities that provide competitive tax-exempt income. In addition, leverage will be used to enhance the income of the portfolio. In order to maintain competitive yields as the Trust approaches maturity and depending on market conditions, the Advisor will attempt to purchase securities with call protection or maturities as close to the Trust’s maturity date as possible. Securities with call protection should provide the portfolio with some degree of protection against reinvestment risk during times of lower prevailing interest rates. Since the Trust’s primary goal is to return the initial offering price at maturity, any cash that the Trust receives prior to its maturity date may be reinvested in securities with maturities which coincide with the remaining term of the Trust. It is important to note that the Trust will be managed so as to preserve the integrity of the return of the initial offering price. If market conditions, such as high interest rate volatility, force a choice between current income and risking the return of the initial offering price, it is likely that the return of the initial offering price will be emphasized.

How Are the Trust’s Shares Purchased and Sold? Does the Trust Pay Dividends Regularly?

The Trust’s common shares are traded on the New York Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the first business day of the month. For shares held in the shareholder’s name, dividends may be reinvested in additional shares of the Trust through the Trust’s transfer agent, EquiServe Trust Company, N.A. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.

Leverage Considerations in the Trust

The Trust employs leverage primarily through the issuance of preferred stock. Leverage permits the Trust to borrow money at short-term rates and reinvest that money in longer-term assets, which typically offer higher interest rates. The difference between the cost of the borrowed funds and the income earned on the proceeds that are invested in longer term assets is the benefit to the Trust from leverage.

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising rate environment. The Advisor’s portfolio managers continuously monitor and regularly review the Trust’s use of leverage and the Trust may reduce, or unwind, the amount of leverage employed should the Advisor consider that reduction to be in the best interests of the shareholders.

Special Considerations and Risk Factors Relevant to Term Trusts

The Trust is intended to be a long-term investment and is not a short-term trading vehicle.

Investment Objectives. Although the objectives of the Trust are to provide current income that is tax exempt from regular Federal income tax and to return $10 per share to holders of common shares on or about December 31, 2006, there can be no assurance that these objectives will be achieved.

Dividend Considerations. The income and dividends paid by the Trust are likely to decline to some extent over the term of the Trust due to the anticipated shortening of the dollar-weighted average maturity of the Trust’s assets.

Leverage. The Trust utilizes leverage through the issuance of preferred stock which involves special risks. The Trust’s net asset value and market value may be more volatile due to its use of leverage.

Market Price of Shares. The shares of closed-end investment companies such as the Trust trade on the New York Stock Exchange (NYSE symbol: BMN) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

Illiquid Securities. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

Antitakeover Provisions. Certain antitakeover provisions will make a change in the Trust’s business or management more difficult without the approval of the Trust’s Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

Municipal Obligations. Municipal obligations include debt obligations issued by states, cities, and local authorities, and possessions and certain territories of the United States to obtain funds for various public purposes, including the construction of public facilities, the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

Alternative Minimum Tax (AMT). The Trust may invest in securities subject to alternative minimum tax.

THE BLACKROCK MUNICIPAL TARGET TERM TRUST INC.

GLOSSARY

Closed-End Fund: Investment vehicle which initially offers a fixed number of shares and trades on a stock exchange. The Trust invests in a portfolio of securities in accordance with its stated investment objectives and policies.

Discount: When a Trust’s net asset value is greater than its stock price the Trust is said to be trading at a discount.

Dividend: Income generated by securities in a portfolio and distributed to shareholders after the deduction of expenses. The Trust declares and pays dividends to common shareholders on a monthly basis.

Dividend Reinvestment: Shareholders may have all dividends and distributions of capital gains automatically reinvested into additional shares of the Trust.

Market Price: Price per share of a security trading in the secondary market. For a closed-end fund, this is the price at which one share of the Trust trades on the stock exchange. If you were to buy or sell shares, you would pay or receive the market price.

Net Asset Value (NAV): Net asset value is the total market value of all securities and other assets held by the Trust, including income accrued on its investments, minus any liabilities including accrued expenses, divided by the total number of outstanding common shares. It is the underlying value of a single common share on a given day. Net asset value for the Trust is calculated weekly and published in Barron’s on Saturday and The Wall Street Journal each Monday.

Premium: When a Trust’s stock price is greater than its net asset value, the Trust is said to be trading at a premium.

Prerefunded Bonds: These securities are collateralized by U.S. Government securities which are held in escrow and are used to pay principal and interest on the tax exempt issue and retire the bond in full at the date indicated, typically at a premium to par.

     BLACKROCK ADVISORS, INC. SUMMARY OF CLOSED-END FUNDS

Taxable Trusts

	Stock	Maturity
Perpetual Trusts	Symbol	Date

The BlackRock Income Trust Inc.	BKT	N/A
The BlackRock North American Government Income Trust Inc.	BNA	N/A
The BlackRock High Yield Trust	BHY	N/A
BlackRock Core Bond Trust	BHK	N/A
Term Trusts
The BlackRock Strategic Term Trust Inc.	BGT	12/02
The BlackRock Investment Quality Term Trust Inc.	BQT	12/04
The BlackRock Advantage Term Trust Inc.	BAT	12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.	BCT	12/09

Tax-Exempt Trusts

	Stock	Maturity
Perpetual Trusts	Symbol	Date

The BlackRock Investment Quality Municipal Trust Inc.	BKN	N/A
The BlackRock California Investment Quality Municipal Trust Inc.	RAA	N/A
The BlackRock Florida Investment Quality Municipal Trust	RFA	N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.	RNJ	N/A
The BlackRock New York Investment Quality Municipal Trust Inc.	RNY	N/A
The Blackrock Pennsylvania Strategic Municipal Trust	BPS	N/A
The Blackrock Strategic Municipal Trust	BSD	N/A
BlackRock California Municipal Income Trust	BFZ	N/A
BlackRock Municipal Income Trust	BFK	N/A
BlackRock New York Municipal Income Trust	BNY	N/A
BlackRock New Jersey Municipal Income Trust	BNJ	N/A
BlackRock Florida Municipal Income Trust	BBF	N/A
Term Trusts
The BlackRock Municipal Target Term Trust Inc.	BMN	12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.	BRM	12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.	BFC	12/08
The BlackRock Florida Insured Municipal 2008 Term Trust	BRF	12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.	BLN	12/08
The BlackRock Insured Municipal Term Trust Inc.	BMT	12/10
BlackRock California Municipal 2018 Term Trust	BJZ	12/18
BlackRock New York Municipal 2018 Term Trust	BLH	12/18
BlackRock Municipal 2018 Term Trust	BPK	12/18

If you would like further information please do not hesitate to call BlackRock at (800) 227-7BFM (7236) or consult with your financial advisor.

Directors
Laurence D. Fink, Chairman
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein
Officers
Ralph L. Schlosstein, President
Robert S. Kapito, Vice President
Kevin M. Klingert, Vice President
Richard M. Shea, Vice President/Tax
Henry Gabbay, Treasurer
James Kong, Assistant Treasurer
Anne Ackerley, Secretary
Investment Advisor
BlackRock Advisors, Inc.
100 Bellevue Parkway
Wilmington, DE 19809
(800) 227-7BFM
Administrator
Prudential Investments LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ 07102-4077
Custodian
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
Transfer Agent
EquiServe Trust Company, N.A.
150 Royall Street
Canton, MA 02021
(800) 699-1BFM
Auction Agent
Deutsche Bank
4 Albany Street
New York, NY 10006
Independent Auditors
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116
Legal Counsel
Skadden, Arps, Slate, Meagher & Flom LLP
Four Times Square
New York, NY 10036
Legal Counsel – Independent Directors
Debevoise & Plimpton
919 Third Avenue
New York, NY 10022
This report is for shareholder information. This is not a
prospectus intended for use in the purchase or sale of trust shares. Statements and other information contained in this
report are as dated and are subject to change.
The BlackRock Municipal Target Term Trust Inc.
c/o Prudential Investments LLC
Gateway Center 3
100 Mulberry Street
Newark, NJ 07102-4077

Printed on recycled paper

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